EXHIBIT 4.11

[Form of] Asset Representations Review Agreement

BA Credit Card Funding, LLC,
as Transferor

and

Bank of America, National Association,
as Servicer and in its individual capacity

and

Clayton Fixed Income Services LLC,

as Asset Representations Reviewer

BA Master Credit Card Trust II

Dated as of [_____] [__], 201[_]

i

ii

Asset Representations Review Agreement

This Asset Representations Review Agreement (this “Agreement”), entered into as of the [___] day of [_____], 201[_], by and among BA Credit Card Funding, LLC, a Delaware limited liability company (together with its successors and assigns, “Funding”), as  Transferor (the “Transferor”), Bank of America, National Association, a national banking association, in its individual capacity (together with its successors and assigns, “BANA”), and as Servicer (the “Servicer”), and Clayton Fixed Income Services LLC, a Delaware limited liability company, as Asset Representations Reviewer (the “Asset Representations Reviewer”).

Whereas, in the normal course of its business BANA originates and acquires credit card accounts and receivables in such credit card accounts.

Whereas, BANA sells the receivables (the “Receivables”) arising in a subset of the credit card accounts (such subset, the “Accounts”) that it owns to Funding, pursuant to a Second Amended and Restated Receivables Purchase Agreement, dated as of July 8, 2015, among BANA, Funding and Banc of America Consumer Card Services, LLC, as amended by the First Amendment to Second Amended and Restated Receivables Purchase Agreement, dated as of [_____] [__], 201[_], between BANA and Funding (that agreement, as amended, together with each predecessor agreement, as the same may in the future be amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”).

Whereas, Funding securitizes the Receivables that it buys from BANA by selling the Receivables to The Bank of New York Mellon, as trustee (the “MTII Trustee”) of the BA Master Credit Card Trust II (“Master Trust II”) pursuant to the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of [_____] [__], 201[_], among Funding, the Servicer and the MTII Trustee (that agreement, together with each predecessor agreement, as the same may be amended, supplemented or otherwise modified, the “Pooling and Servicing Agreement”).  Master Trust II is a common law trust formed pursuant to the Pooling and Servicing Agreement.   Pursuant to the Series 2001D Supplement, originally dated as of May 24, 2001 (as the same has been and may in the future be amended, supplemented or otherwise modified from time to time, most recently as the Fifth Amended and Restated Series 2001D Supplement, dated as of [_____] [__], 201[_], among the Transferor, the Servicer and the MTII Trustee, the “Series 2001D Supplement”), Master Trust II issued the Series 2001D Certificate representing an undivided interest in the pool of Receivables held by the MTII Trustee (the “Collateral Certificate”); that Collateral Certificate is currently held by BA Credit Card Trust, a Delaware statutory trust (the “Note Issuer”) as collateral for notes that have been and will be issued from time to time by the Note Issuer (the “Notes”).

Whereas,  the Servicer has determined to engage the Asset Representations Reviewer to perform reviews of certain Receivables and, to the extent necessary to such reviews, the related Accounts for compliance with certain representations and warranties made by BANA and Funding, as applicable, about the Receivables.

Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Article I.

Definitions

Section 1.01.  Definitions. Capitalized terms used but not defined in this Agreement have the meanings ascribed to those terms in (i) the Receivables Purchase Agreement, (ii) the Pooling and Servicing Agreement, or (iii) the Series 2001D Supplement, as applicable.

Section 1.02.  Additional Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“ABS Issuance Date” means any date, following the date of this Agreement, on which (i) any Investor Certificate is issued by Master Trust II or (ii) any Note is issued by the Note Issuer.

“Accounts” has the meaning specified in the recitals of this Agreement.

“Agreement” has the meaning specified in the first paragraph of this Agreement.

“ARR Indemnified Person” has the meaning stated in Section 5.03.

“Asset Representations Reviewer” has the meaning specified in the first paragraph of this Agreement.

“BA Indemnified Person” has the meaning stated in Section 5.04.

“BANA” has the meaning specified in the first paragraph of this Agreement

“Business Day” shall have the meaning specified in the Pooling and Servicing Agreement.

“Client Records” has the meaning stated in Section 3.15.

“Collateral Certificate” has meaning specified in the recitals of this Agreement.

“Confidential Information” has the meaning stated in Section 7.01(a).

“Debtor Relief Law” shall have the meaning specified in the Pooling and Servicing Agreement.

“Disclosing Party” has the meaning stated in Section 7.01(a).

“Dispute Resolution Agreement” means the Dispute Resolution Agreement, dated as of [_____] [__], 201[_], by and among Funding, BANA and the MTII Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Dispute Resolution Proceeding” means any proceeding under Section 2.10 of the Pooling and Servicing Agreement, Section 6.03 of the Receivables Purchase Agreement, or Section 2.01 of the Dispute Resolution Agreement.

“Disqualification Event” has the meaning stated in Section 6.01(a).

“Eligible Asset Representations Reviewer” means a Person who (i) is not affiliated with BANA, the Transferor, the Servicer, the MTII Trustee, the Indenture Trustee, the Owner Trustee, or any of their respective affiliates, and (ii) was not engaged, nor affiliated with a Person that was engaged, by BANA, the Transferor, or any underwriter of the Investor Certificates or Notes to perform due diligence work on the Receivables or the Accounts in connection with the closing for an issuance of such Investor Certificates or Notes.

“Eligible Representations” shall mean those representations identified within the “Tests” included in Exhibit A.

“Engagement Date” means [_____] [__], 201[_].

“Final Review Report” has the meaning stated in Section 3.10.

“Funding” has the meaning specified in the first paragraph of this Agreement.

“Governmental Authority” shall have the meaning specified in the Pooling and Servicing Agreement.

“Indenture” means the Fourth Amended and Restated Indenture, dated as of [_____] [__], 201[_], between the Note Issuer and the Indenture Trustee, together with each predecessor agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Indenture Trustee” means The Bank of New York Mellon, as indenture trustee under the Indenture.

“Insolvency Event” means the Asset Representations Reviewer shall consent to the appointment of a conservator, receiver, trustee or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Asset Representations Reviewer or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Asset Representations Reviewer; or the Asset Representations Reviewer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

“Investor Certificate” has the meaning specified in the Pooling and Servicing Agreement.

“Investor Certificateholder” has the meaning specified in the Pooling and Servicing Agreement.

“Master Trust II” has the meaning specified in the first paragraph of this Agreement.

“MTII Trustee” has the meaning specified in the first paragraph of this Agreement.

“Note Issuer” has the meaning specified in the recitals of this Agreement.

“Notes” has the meaning specified in the recitals of this Agreement.

“Obligor” has the meaning specified in the Pooling and Servicing Agreement.

“Personally Identifiable Information,” or “PII,” has the meaning stated in Section 7.02(a).

“Pooling and Servicing Agreement” has the meaning specified in the recitals of this Agreement.

“Preliminary Review Report” has the meaning stated in Section 3.10.

“Receivables” has the meaning specified in the recitals of this Agreement.

“Receivables Purchase Agreement” has the meaning specified in the recitals of this Agreement.

“Receiving Party” has the meaning stated in Section 7.01(a).

“Representatives” has the meaning stated in Section 7.01(a).

“Representing Party” has the meaning specified in the Pooling and Servicing Agreement, the Receivables Purchase Agreement, or the Dispute Resolution Agreement, as applicable.

“Requesting Party” has the meaning specified in the Pooling and Servicing Agreement, the Receivables Purchase Agreement, or the Dispute Resolution Agreement, as applicable.

“Review” means the performance by the Asset Representations Reviewer of the procedures listed under “Tests” in Exhibit A for the Review Receivables and Review Accounts, as further described in Article III.

“Review Accounts” means those Accounts identified by the Servicer as requiring a Review by the Asset Representations Reviewer following receipt of a Review Notice pursuant to Section 3.02.

“Review Fee” has the meaning stated in Section 4.01(b).

“Review Materials” means, for a Review, the documents, data, and other information listed in Exhibit A.

“Review Notice” has the meaning stated in Section 3.02.

“Review Receivables” means those Receivables identified by the Servicer as requiring a Review by the Asset Representations Reviewer following receipt of a Review Notice pursuant to Section 3.02.

“Review Report” means each of the Preliminary Review Report and the Final Review Report.

“Series 2001D Supplement” has the meaning specified in the recitals of this Agreement.

“Servicer” has the meaning specified in the first paragraph of this Agreement.

“Supplemental Review Materials” has the meaning stated in Section 3.10.

“Tests” mean the procedures listed in Exhibit A as applied to the process described in Section 3.05.

“Test Complete” has the meaning stated in Section 3.07.

“Test Fail” has the meaning stated in Section 3.05.

“Test Incomplete” has the meaning stated in Section 3.04.

“Test Pass” has the meaning stated in Section 3.05.

“Transferor” has the meaning specified in the first paragraph of this Agreement.

Article II.

Engagement; Acceptance

           Section 2.01.           Engagement; Acceptance. The Servicer engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer. The Asset Representations Reviewer accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this Agreement.

           Section 2.02.           Independence of the Asset Representations Reviewer. The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Transferor, BANA or the Servicer for the manner in which it accomplishes the performance of its obligations under this Agreement. The Asset Representations Reviewer will have no authority to act for or represent the Transferor or the Servicer and is not being appointed as, and will not be considered, an agent of the Transferor, BANA or the Servicer. Nothing in this Agreement will make the Asset Representations Reviewer and any of the Transferor, BANA or the Servicer, members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Article III.

Duties of the Asset Representations Reviewer

           Section 3.01.           Review Scope. The Review is designed to determine whether the Review Receivables and Review Accounts were not in compliance with the Eligible Representations.

The Review is not designed to determine any of the following:

           (a)           Reason for delinquency;

           (b)           Creditworthiness of the Obligor, either at the time of the Review or as of the Review Receivable or Review Account creation date;

           (c)           Overall quality of any Review Receivable or Review Account;

           (d)           Whether the Servicer has serviced any Review Receivable or Review Account in compliance with the Pooling and Servicing Agreement;

           (e)           Whether noncompliance with the representations or warranties constitutes a breach of the provisions of either the Pooling and Servicing Agreement or the Receivables Purchase Agreement;

           (f)           Whether the Review Receivables or Review Accounts were in compliance with the representations and warranties set forth in the Receivables Purchase Agreement or the Pooling and Servicing Agreement, except as expressly described in this Agreement; or

           (g)           To establish cause, materiality or recourse for any Test Fail.

           Section 3.02.           Review Notices.  Upon receipt of a notice (a “Review Notice”) from the Servicer pursuant to the terms of the Pooling and Servicing Agreement and upon obtaining access to any Review Materials as provided in Section 3.03, the Asset Representations Reviewer will start its Review. Once the Review Notice is issued, the Servicer will deliver a current list that identifies each Review Account and the balance of the Review Receivables to the Asset Representations Reviewer within [twenty (20)] days.

The Asset Representations Reviewer is not obligated to verify (i) whether the Servicer properly determined that a Review Notice was required or (ii) the accuracy or completeness of the list of Review Accounts or the balance of the Review Receivables made available by the Servicer.

           Section 3.03.           Review Materials. The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Review Receivables and Review Accounts within [sixty (60)] days after issuance of the Review Notice in one or more of the following ways: (i) by providing access to the Servicer’s receivables systems, either remotely or at an office of the Servicer, (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at an office of the Servicer where the documents relating to the Receivables and the related Accounts are located or (iv) in another manner agreed to by each of the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove Personally Identifiable Information from the Review Materials without changing the meaning or usefulness of the Review Materials for the Review.

If the Servicer provides access to the Review Materials at one of its offices, such access will be afforded without charge but only (i) upon reasonable notice, (ii) during normal business hours, (iii) subject to the Servicer’s normal security and confidentiality procedures and (iv) at offices designated by the Servicer.

           Section 3.04.           Missing or Incomplete Materials. Upon obtaining access to the Review Materials, the Asset Representations Reviewer will review the Review Materials to determine if any documents, data, or other information are missing or incomplete and, as a result, are insufficient for the Asset Representations Reviewer to perform any Test. If the Asset Representations Reviewer determines that there are any such missing or incomplete documents, data, or other information, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no more than [twenty (20)] days after obtaining access to the Review Materials, specifying what information is missing or incomplete. The Servicer will have [thirty (30)] days to provide the Asset Representations Reviewer access to the missing or incomplete documents, data or other information. If access to the missing or incomplete documents, data, or other information has not been provided by the Servicer within [thirty (30)] days from the date that the Asset Representations Reviewer gave notice of such documents, data, or other information’s absence or incompleteness, the Asset Representations Reviewer will identify the associated Tests as “Test Incomplete.”

           Section 3.05.           The Asset Representations Review. When required under the terms of this Agreement, the Asset Representations Reviewer will perform a Review. In the course of a Review, the Asset Representations Reviewer will use the Review Materials provided or made available by the Servicer pursuant to Sections 3.03 and 3.04, as well as any Supplemental Review Materials provided or made available pursuant to Section 3.10.  For each Test, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).

           Section 3.06.           Review Period. (a) The Asset Representations Reviewer will complete the Review within [ninety (90)] days of receiving access to substantially all of the Review Materials as provided in Section 3.03, or such longer period of time (not to exceed an additional [thirty (30)] days) as the parties to this Agreement may agree. If additional Review Materials are made available to the Asset Representations Reviewer as described in Section 3.04, the Review period will be extended for an additional [thirty (30)] days beyond the period determined in accordance with the preceding sentence.

           (b)           If Supplemental Review Materials are made available to the Asset Representations Reviewer as described in Section 3.10, the Review period will be re-opened and the Asset Representations Reviewer will complete the Review on the basis of such Supplemental Review Materials within [thirty (30)] days of receiving access to those Supplemental Review Materials, or such longer period of time (not to exceed an additional [fifteen (15)] days) as the parties to this Agreement may agree.

           Section 3.07.           Completion of Review for Certain Review Receivables.  Following the delivery of the list of Review Accounts and the balance of the Review Receivables, and before the delivery of any Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if the Review Receivables with respect to any Review Account have been paid in full by the related Obligor or repurchased by the Transferor or purchased by the Servicer according to the terms of the Pooling and Servicing Agreement.  Upon receipt of such notice, the Asset Representations Reviewer will immediately terminate all Tests of such Review Receivables and related Review Accounts and the Review of such Review Receivables and related Review Accounts will be considered complete (a “Test Complete”). In this case, each Review Report will indicate a Test Complete for such Review Receivables and related Review Accounts and the related reason.

           Section 3.08.           Duplicative Test. If any Review Receivable or Review Account was included in a prior Review, the Asset Representations Reviewer will not perform any Tests on it, but will include the results of the previous Tests in each Review Report for the current Review. If the same Test is required for more than one Eligible Representation, the Asset Representations Reviewer will perform the Test only once for each Review Receivable or Review Account but will report the results of the Test for each applicable representation or warranty on each Review Report.

           Section 3.09.           Termination of Review. If a Review is in process and the Investor Interest of all Investor Certificates will be reduced to zero on the next Distribution Date, the Servicer will notify the Asset Representations Reviewer no less than [ten (10)] days before that Distribution Date. On receipt of such notice, the Asset Representations Reviewer will terminate the Review immediately and will not be obligated to deliver any Review Report.

           Section 3.10.           Review Report. Within [ten (10)] days following the end of the Review period described in Section 3.06(a), the Asset Representations Reviewer will provide the Servicer with a preliminary Review Report (a “Preliminary Review Report”) setting out each preliminary Test result (i.e., Test Pass, Test Fail or Test Complete) for the Review Receivables and Review Accounts.  The Servicer will provide the Preliminary Review Report to the

Transferor and BANA within [two (2)] Business Days of the Servicer’s receipt of the report.  If, within [thirty (30)] days of the date that the Transferor and BANA receive the Preliminary Review Report, the Servicer receives additional documents, data, or other information (collectively, “Supplemental Review Materials”) to potentially refute any finding in the Preliminary Review Report, the Servicer will within [two (2)] Business Days of its receipt, make such Supplemental Review Materials available to the Asset Representations Reviewer in one or more of the ways set forth in Section 3.03. The Asset Representations Reviewer will then consider such Supplemental Review Materials and, within [ten (10)] days following the end of the Review period described in Section 3.06(b), either confirm or revise its Preliminary Review Report and provide the Servicer and the MTII Trustee with a final Review Report (a “Final Review Report”) setting out each final Test result (i.e., Test Pass, Test Fail or Test Complete) for the Review Receivables and Review Accounts.

If, within [forty (40)] days after the date that the Asset Representations Reviewer provided its Preliminary Review Report to the Servicer, the Servicer has not made available to the Asset Representations Reviewer Supplemental Review Materials to potentially refute a finding in the Preliminary Review Report, within [ten (10)] days following such fortieth (40th) day, the Asset Representations Reviewer will provide the Servicer and the MTII Trustee with a Final Review Report (which will be based on the findings set forth in the Preliminary Review Report). The Servicer will provide the Final Review Report to the Transferor and BANA within [two (2)] Business Days of receipt of the report.

Each Review Report will include a summary containing the information required to be included in Master Trust II’s or the Note Issuer’s Form 10D report for the Monthly Period in which the Final Review Report is provided to the Servicer and the MTII Trustee. No Review Report shall contain any PII in any form relating to Obligors, as determined by the Asset Representations Reviewer with the concurrence of the Servicer. Upon reasonable request of the Servicer, the Asset Representations Reviewer will provide additional detail on the preliminary or final Test results.

           Section 3.11.           Review and Procedure Limitations. (a) The Asset Representations Reviewer will have no obligation (i) to determine whether a Delinquency Trigger has occurred, (ii) to determine whether the required percentage of Investor Certificateholders has voted to direct a Review, (iii) to determine which Accounts and/or Receivables are subject to a Review, (iv) to obtain or confirm the validity of the Review Materials, (v) except to the extent of its express obligations under Section 3.04, to obtain missing or incomplete documents, data, or other information, or (vi) to take any action or cause any other party to take any action under the Pooling and Servicing Agreement to enforce any remedies for breaches of representations or warranties about the Eligible Representations.

           (b)           The Asset Representations Reviewer will be required to perform only the Tests provided in Exhibit A in consideration of the Review Materials and any Supplemental Review Materials and will have no obligation to perform additional testing procedures on the Review Receivables or Review Accounts, or, subject to Sections 3.04 and 3.10, to consider any additional information provided by any party. The Asset Representations Reviewer will have no obligation to provide reporting or information in addition to that expressly set forth in this

Agreement. However, the Asset Representations Reviewer may review and report on additional information that it determines in good faith to be material to its performance under this Agreement.

           Section 3.12.           Review Systems. The Asset Representations Reviewer will maintain and utilize an electronic case management system to manage the Tests and provide systematic control over each step in the Review process and ensure consistency and repeatability among the Tests.

           Section 3.13.           Representatives.

           (a)           Servicer Representative.  The Servicer will provide reasonable access to one or more designated representatives to respond to reasonable requests and inquiries made by the Asset Representations Reviewer in its completion of a Review.

           (b)           Asset Representations Review Representative.  The Asset Representations Reviewer will provide reasonable access to one or more designated representatives to respond to reasonable requests and inquiries made by the Servicer during the Asset Representations Reviewer’s completion of a Review.  The Asset Representations Reviewer will have no obligation to respond to requests or inquires made by any Person not party to this Agreement.

           Section 3.14.           Dispute Resolution. If a Receivable that was Reviewed by the Asset Representations Reviewer is the subject of a Dispute Resolution Proceeding, the Asset Representations Reviewer will participate in the Dispute Resolution Proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer for its participation in any Dispute Resolution Proceeding will be paid: (i) if the Requesting Party selects mediation as the resolution method, as mutually agreed upon by the Representing Party and the Requesting Party as part of the mediation, and (ii) if the Requesting Party selects arbitration as the resolution method, in accordance with the final determination of the arbitrator.

           Section 3.15.           Records Retention.  The Asset Representations Reviewer will maintain copies of Review Materials, Supplemental Review Materials, Review Reports and internal work papers and correspondence (collectively the “Client Records”) for a period of [three (3)] years after the termination of this Agreement. At the expiration of the retention period, the Asset Representations Reviewer shall return all Client Records to the Servicer. Upon the return of the Client Records, the Asset Representations Reviewer shall have no obligation to retain such Client Records or to respond to inquiries concerning the related Review.

Article IV.

Payments to Asset Representations Reviewer

           Section 4.01.           Asset Representations Reviewer Fees.

           (a)           Annual Fee.  As compensation for its activities hereunder, the Asset Representations Reviewer shall be entitled to receive an annual fee (the “Annual Fee”) equal to the amount separately agreed to by the Servicer and the Asset Representations Reviewer with respect to each annual period prior to the termination of this Agreement.  The Annual Fee will be initially payable on the date of this Agreement and then payable annually on each anniversary of the date of this Agreement upon receipt of a detailed invoice.

           (b)           Review Fee.  Following the completion of a Review and delivery of the Final Review Report and a detailed invoice, the Asset Representations Reviewer shall be entitled to a fee equal to the amount separately agreed to by the Servicer and the Asset Representations Reviewer (the “Review Fee”).

           Section 4.02.           Reimbursable Expenses. If the Servicer provides access to the Review Materials at one of its offices, the Servicer will reimburse the Asset Representations Reviewer for its reasonable travel expenses incurred in connection with the Review after receipt of a detailed invoice for such expenses. If the Asset Representations Reviewer participates in a Dispute Resolution Proceeding under Section 3.14 and its reasonable expenses for participating in the proceeding are not paid by a party to the Dispute Resolution Proceeding within [ninety (90)] days after the end of the proceeding, the Servicer will reimburse the Asset Representations Reviewer for such expenses upon receipt of a detailed invoice. If the Servicer makes any payment under this Section 4.02 and the Asset Representations Reviewer later collects any of the amounts for which the payments were made to it from others, the Asset Representations Reviewer will promptly repay the amounts to the Servicer.

Article V.

Other Matters Pertaining to the Asset Representations Reviewer

           Section 5.01.           Representations and Warranties of the Asset Representations Reviewer. The Asset Representations Reviewer hereby makes the following representations and warranties as of each ABS Issuance Date:

           (a)           Organization and Good Standing.  The Asset Representations Reviewer is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has the power, authority and legal right to perform its obligations under this Agreement.

           (b)           Due Qualification.  The Asset Representations Reviewer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

           (c)           Due Authorization.  The execution, delivery and performance by the Asset Representations Reviewer of this Agreement have been duly authorized by the Asset Representations Reviewer by all necessary limited liability company action on the part of the Asset Representations Reviewer and this Agreement will remain, from the time of its execution, an official record of the Asset Representations Reviewer.

           (d)           Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of the Asset Representations Reviewer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

           (e)           No Violation. The execution and delivery of this Agreement by the Asset Representations Reviewer, and the performance by the Asset Representations Reviewer of the obligations contemplated by this Agreement and the fulfillment by the Asset Representations Reviewer of the terms hereof applicable to the Asset Representations Reviewer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirements of Law applicable to the Asset Representations Reviewer or any indenture, contract, agreement, or other instrument to which the Asset Representations Reviewer is a party or by which it is bound.

           (f)           No Proceedings.  There are no proceedings or investigations pending or, to the best knowledge of the Asset Representations Reviewer, threatened against the Asset Representations Reviewer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of any Investor Certificates or Notes or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of the Asset Representations Reviewer, would materially and adversely affect the performance by the Asset Representations Reviewer of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

           (g)           Eligibility.  The Asset Representations Reviewer is an Eligible Asset Representations Reviewer.

           Section 5.02.           Limitation of Liability.  The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment; provided, however, that the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement.  In no event will the Asset Representations Reviewer be liable for special, indirect, or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

           Section 5.03.           Indemnification of Asset Representations Reviewer. (a) The Servicer will indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “ARR Indemnified Person”), for all reasonable and documented costs, expenses, losses, damages and liabilities resulting from the performance of the Asset Representations Reviewer’s obligations under this Agreement (including the reasonable and documented costs and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence or (ii) the Asset Representations Reviewer’s breach of any of its representations, warranties or covenants in this Agreement.

           (b)           In case any such action, investigation or proceeding will be brought involving an ARR Indemnified Person, the Servicer will assume the defense thereof, including the employment of counsel and the payment of all expenses. The Asset Representations Reviewer will have the right to employ separate counsel in any such action, investigation or proceeding and to participate in the defense thereof and the reasonable and documented fees and expenses of such counsel will be paid by the Servicer.

           (c)           The indemnification set forth herein will survive the termination of this Agreement and the resignation or removal of the Servicer.

           (d)           If the Servicer makes any payment under this Section 5.03 and the ARR Indemnified Person later collects any of the amounts for which the payments were made to it from others, the ARR Indemnified Person will promptly repay the amounts to the Servicer.

           Section 5.04.           Indemnification by Asset Representations Reviewer. (a) To the fullest extent permitted by law, the Asset Representations Reviewer shall indemnify and hold harmless the Transferor, BANA and the Servicer, and each of their officers, directors, successors, assigns, legal representatives, agents, and servants (each, a “BA Indemnified Person”), from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, investigations, proceedings, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by, or asserted at any time against a BA Indemnified Person (whether or not also indemnified against by any other person) which arose out of the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in the performance of its obligations and duties under this Agreement; provided, however, that the Asset Representations Reviewer shall not be liable for or required to indemnify a BA Indemnified Person from and against expenses arising or resulting from the BA Indemnified Person’s own willful misconduct, bad faith or negligence.

           (b)           In case any such action, investigation or proceeding will be brought involving a BA Indemnified Person, the Asset Representations Reviewer will assume the defense thereof, including the employment of counsel and the payment of all expenses.  The Transferor, BANA and the Servicer each will have the right to employ separate counsel in any such action, investigation or proceeding and to participate in the defense thereof and the reasonable fees and expenses of such counsel will be paid by the Asset Representations Reviewer.

           (c)           The indemnification set forth herein will survive the termination of this Agreement and the resignation or removal of the Asset Representations Reviewer.

           Section 5.05.           Covenants. The Asset Representations Reviewer covenants and agrees that:

           (a)           Eligibility.  It will notify the Transferor, BANA and the Servicer promptly if at any time during the term of this Agreement, it ceases to be an Eligible Asset Representations Reviewer.

           (b)           Review Systems; Personnel.  It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems.  The Asset Representations Reviewer will ensure that these systems allow for each Review Account and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Reviews as required by this Agreement.

           (c)           Compliance with Obligations.  It will comply with each of its obligations under this Agreement.

           (d)           Outstanding Investor Certificates or Notes.  In determining whether the requisite percentage of Investor Certificateholders have given any direction, notice, or consent under the terms of the Pooling and Servicing Agreement, the Series 2001D Supplement, or this Agreement, any Investor Certificates or Notes owned by it or any of its affiliates will be disregarded and deemed not to be outstanding.

           Section 5.06.           Inspections of Asset Representations Reviewer. The Asset Representations Reviewer agrees that, with reasonable prior notice not more than once during any year, it will permit authorized representatives of the Servicer, BANA and the Transferor, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Servicer’s, BANA’s and the Transferor’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Servicer, BANA and the Transferor will, and will cause its authorized representatives to, hold in confidence the information, except if disclosure may be required by law or if the Servicer, BANA or the Transferor reasonably determines that it is required to make the disclosure under this Agreement or any other transaction document relating to any Investor Certificate or Note. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of [three (3)] years after the termination of its obligations under this Agreement.

Article VI.

Removal, Resignation

           Section 6.01.           Removal of Asset Representations Reviewer.  (a)  If any one of the following events (each a “Disqualification Event”) shall occur and be continuing:

           (i)           the Asset Representations Reviewer ceases to be an Eligible Asset Representations Reviewer;

           (ii)           any failure by the Asset Representations Reviewer duly to observe or perform in any material respect any other covenant or agreement of the Asset Representations Reviewer set forth in this Agreement; or

           (iii)           an Insolvency Event occurs;

then, the Servicer may or, in the case of Section 6.01(a)(i), shall remove the Asset Representations Reviewer by delivery of a written instrument to that effect.

           (b)           The Servicer may also remove the Asset Representations Reviewer by delivery of a written instrument to that effect on or after the fifth anniversary of the Engagement Date, upon sixty (60) days’ written notice (or such shorter notice period as the parties to this Agreement may agree) from the Servicer to the Asset Representations Reviewer, BANA, the Transferor, and the MTII Trustee.

           (c) Any removal of the Asset Representations Reviewer shall not take effect until a successor Asset Representations Reviewer is appointed in accordance with Section 6.02.  Any expenses incurred by the Servicer in connection with replacing the Asset Representations Reviewer following any Disqualification Event shall be reimbursed by the removed Asset Representations Reviewer promptly upon delivery by the Servicer of a detailed invoice.

           Section 6.02.           Appointment of Successor. Upon the removal of the Asset Representations Reviewer pursuant to Section 6.01 or a permitted resignation of the Asset Representations Reviewer pursuant to Section 6.04, the Servicer shall use commercially reasonable efforts to appoint a successor Asset Representations Reviewer, who shall be an Eligible Asset Representations Reviewer, by written instrument signed by the Servicer, BANA, the Transferor, the resigning Asset Representations Reviewer, and such successor Asset Representations Reviewer. If a successor Asset Representations Reviewer has not been appointed within [sixty (60)] days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Asset Representations Reviewer or the Servicer may apply to any court of competent jurisdiction to appoint a successor Asset Representations Reviewer to act until such time, if any, as a successor Asset Representations Reviewer has been appointed as above provided. Any successor Asset Representations Reviewer so appointed by such court will immediately and without further act be superseded by any successor Asset Representations Reviewer appointed as above provided.

           Section 6.03.           Merger or Consolidation of, or Assumption of the Obligations of, the Asset Representations Reviewer.  Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person is an Eligible Asset Representations Reviewer, will be the successor to the Asset Representations Reviewer under this Agreement.

If the Asset Representations Reviewer is not the surviving entity, such successor shall expressly assume, by an agreement supplemental hereto, executed by, and delivered to, the Servicer, BANA, and the Transferor, in a form satisfactory to the Servicer, BANA, and the Transferor, the performance of every covenant and obligation of the Asset Representations Reviewer, as applicable hereunder (to the extent that any right, covenant or obligation of the Asset Representations Reviewer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and the Asset Representations Reviewer shall have delivered to the Servicer, BANA, and the Transferor an officer’s certificate of the Asset Representations Reviewer to the effect that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 6.03, that the successor Asset Representations Reviewer is an Eligible Asset Representations Reviewer, and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the Asset Representations Reviewer.

           Section 6.04.           Asset Representations Reviewer Not to Resign. The Asset Representations Reviewer shall not resign from the obligations and duties hereby imposed on it, except:

           (a) Upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Asset Representations Reviewer could take to make the performance of its duties hereunder permissible under applicable law;

           (b)  On or after the fifth anniversary of the Engagement Date, upon one (1) year’s written notice (or such shorter notice period as the parties to this Agreement may agree) from the Asset Representations Reviewer to the Servicer, BANA, the Transferor, and the MTII Trustee; or

           (c) Upon a failure by the Servicer to pay any material amount due under Article IV when such amount becomes due and payable, and continuance of such non-payment for a period of [sixty (60)] days following the date on which such amount became due and payable.

Any such determination permitting the resignation of the Asset Representations Reviewer shall be evidenced as to clause (a)(i) above by an opinion of counsel and as to clause (a)(ii) by an officer’s certificate of the Asset Representations Reviewer, each to such effect delivered to the Transferor, BANA and the Servicer. No resignation under this Section 6.04 shall become effective until a successor Asset Representations Reviewer shall have assumed the responsibilities and obligations of the Asset Representations Reviewer in accordance with Section 6.02.  Any reasonable expenses incurred by the Servicer in connection with replacing the Asset Representations Reviewer following the Asset Representations Reviewer’s resignation under Section 6.04(b) shall be reimbursed by the resigning Asset Representations Reviewer promptly upon delivery by the Servicer of a detailed invoice.

           Section 6.05.           Delegation of Obligations.  The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the BANA, the Transferor, and the Servicer. Any such delegation or subcontracting to which BANA, the Transferor, and the Servicer have consented shall not relieve the Asset Representations Reviewer of its liability and responsibility with respect to such obligations, and shall not constitute a resignation within the meaning of Section 6.04.

Article VII.

Treatment of Confidential Information

           Section 7.01.           Confidential Information.

           (a)           Confidential Information Defined.  For the purposes of this Agreement, “Confidential Information” means non-public and/or proprietary information of a party (the “Disclosing Party”) that is disclosed to the other party (the “Receiving Party”) by the Disclosing Party or any of its Representatives in connection with the performance of this Agreement, including but not limited to (a) business or technical processes, formulae, source codes, object code, product designs, sales, cost and other unpublished financial information, customer information, product and business plans, projections, marketing data or strategies, trade secrets, intellectual property rights, know-how, expertise, methods and procedures for operation, information about employees, customer names, business or technical proposals, and any other information which is or should reasonably be understood to be confidential or proprietary to the Disclosing Party, (b) PPI and (c) Review Materials.  The foregoing definition of Confidential Information applies to: (i) all such information, whether tangible or intangible and regardless of the medium in which it is stored or presented; and (ii) all copies of such information, as well as all memoranda, notes, summaries, analyses, computer records, and other materials prepared by the Receiving Party or any of its employees, agents, advisors, directors, officers, accountants, auditors and subcontractors, or those of its Affiliates (collectively “Representatives”) to the extent they contain or reflect the Confidential Information.

           (b)           Use of Confidential Information.  Each party acknowledges that during the term of this Agreement it may be exposed to or acquire Confidential Information of the other party or its Affiliates.  The Receiving Party shall hold the Confidential Information of the Disclosing Party in strict confidence and will not disclose such information except to its Representatives who have a need to know such information in connection with the performance of this Agreement and who are informed by the Receiving Party of the confidential nature of the Confidential Information and are directed by the Receiving Party to treat the Confidential Information in a manner consistent with the terms of this Agreement.  The Receiving Party shall be responsible for the breach of this Agreement by any of its Representatives.  The Receiving Party will protect the Disclosing Party’s Confidential Information using the same degree of care that it uses to protect its own confidential, non-public and/or proprietary information, but in no event with less than a commercially reasonable standard of care.

           (c)           Exceptions.  Confidential Information shall not include, and this Agreement imposes no obligations with respect to, information that:

           (i)           is or becomes part of the public domain other than as a result of disclosure by a Receiving Party or any of its Representatives in violation of this Agreement;

           (ii)           was disclosed to a party prior to the date of this Agreement without a pre-existing or concurrent obligation on the part of the party to keep such information confidential;

           (iii)           was or hereafter is independently developed by a party outside of this Agreement and without reference to or reliance on any Confidential Information of the other party; or

           (iv)           was obtained by the Receiving Party or any of its Representatives from a third party who is not known by the Receiving Party or such Representative, after reasonable inquiry, to be prohibited from disclosing the information to the Receiving Party or such Representative, as applicable, by a contractual, legal or fiduciary obligation to the Disclosing Party.

The foregoing exceptions shall not apply to any PII, which shall remain confidential in all circumstances, except as required or permitted to be disclosed by applicable law, statute, or regulation.

           (d)           Disclosure by Operation of Law.  If any party or any of its Representatives is requested or required (orally or in writing, by law, regulation or interrogatory, request for information or documents, court order, subpoena, deposition, administrative proceedings, inspection, audit, civil investigative demand or other legal, governmental or regulatory process) to disclose all or any part of any Confidential Information, such party shall (i) to the extent permitted by law, rule and regulation, promptly notify the other party of the existence, terms and circumstances surrounding such request; (ii) consult with the other party on the advisability of taking legally available steps to resist or narrow such request and cooperate with such party on any steps it considers advisable; and (iii) if disclosure of the Confidential Information is required or deemed advisable, exercise commercially reasonable efforts to obtain an order, stipulation or other reliable assurance that confidential treatment shall be accorded to such portion of the Confidential Information to be disclosed. Each party shall reimburse the other party for reasonable legal fees and expenses incurred in connection with such party’s efforts to comply with this section. Notwithstanding anything to the contrary contained herein, the Servicer and its Affiliates may disclose Confidential Information, without notice to the Asset Representations Reviewer, to any governmental agency, regulatory authority or self-regulatory authority (including, without limitation, bank and securities examiners) having or claiming to have authority to regulate or oversee any aspect of the Servicer’s business or that of its Affiliates in connection with the exercise of such authority or claimed authority.

           (e)           Return of Confidential Information.  Upon the written request of the Disclosing Party, the Receiving Party shall return or destroy all Confidential Information to the Disclosing Party provided to it pursuant to this Agreement; provided, however, (i) the Receiving Party shall be permitted to retain copies of the Disclosing Party’s Confidential Information solely for archival, audit, disaster recovery, legal, and/or regulatory purposes or, if longer, for the period of time set forth in Section 3.15, and (ii) neither party will be required to search archived electronic back-up files of its computer systems for the other party’s Confidential Information in order to purge the other party’s Confidential Information from its archived files; provided further, that (x) any Confidential Information so retained will remain subject to the obligations and restrictions contained in this Agreement and be maintained in accordance with the Receiving Party’s document retention policies and procedures, and (y) the Receiving Party will not use the retained Confidential Information for any other purpose.

           (f)           Remedies.  Each of the parties hereto agree that an actual or threatened breach of this Section by it or its Representatives may cause irreparable damage to the Disclosing Party and that damages may not be an adequate remedy for any such breach. Accordingly, each party shall be entitled to seek injunctive relief to restrain any such breach, threatened or actual, without the necessity of posting bond, in addition to any other remedies available to such party at law or in equity.

           Section 7.02.           Safeguarding Personally Identifiable Information.

           (a)           Definition.  Personally Identifiable Information, or PII, means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual, as further described in § 501(b) of the Gramm-Leach-Bliley Act and the Interagency Guidelines Establishing Standards for Safeguarding Customer Information (12 C.F.R. Section 208, Appendix D2), that is provided or made available to the Asset Representations Reviewer in accordance with the terms of this Agreement.

           (b)           Use of PII.  The Servicer does not grant the Asset Representations Reviewer any rights to PII except as provided in this Agreement. The Asset Representations Reviewer will use PII only to perform its obligations under this Agreement or as specifically directed in writing by the Servicer and will only reproduce PII to the extent necessary for these purposes.  The Asset Representations Reviewer must comply with all laws applicable to PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection.  The Asset Representations Reviewer will protect and secure PII.  The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement.  The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to

(i) protect the security, confidentiality and integrity of PII, (ii) ensure against anticipated threats or hazards to the security or integrity of PII, (iii) protect against unauthorized access to or use of PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

           (c)           Additional Limitations.  In addition to the use and protection requirements described in Section 7.02(b), the Asset Representations Reviewer’s disclosure of PII is also subject to the following requirements:

           (i)           The Asset Representations Reviewer will not disclose PII to its personnel or allow its personnel access to PII except (A) for the Asset Representations Reviewer personnel who require PII to perform a Review, (B) with the prior consent of the Servicer or (C) as required by applicable law. When permitted, the disclosure of or access to PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to PII of the confidentiality requirements in this Agreement and train its personnel with access to PII on the proper use and protection of PII.

           (ii)           The Asset Representations Reviewer will not sell, disclose, provide or exchange PII with or to any third party without the prior consent of the Servicer.

           (d)           Notice of Breach. The Asset Representations Reviewer will notify the Servicer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of PII and, where applicable, immediately take action to prevent any further breach.

           (e)           Return or Disposal of PII.  Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Review or the request of the Servicer, all PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Servicer, returned to the Servicer without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Servicer. Where the Asset Representations Reviewer retains PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of PII to that required by applicable law.

           (f)           Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Servicer regarding the Asset Representations Reviewer’s compliance with this Section 7.02.  The Asset Representations Reviewer and the Servicer agree to modify this Section 7.02 as necessary for either party to comply with applicable law.

           (g)           Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Servicer and its authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 7.02 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. The Servicer agrees to make reasonable efforts to schedule any audit described in this Section 7.02 with the inspections described in Section 5.06. The Asset Representations Reviewer will also permit the Servicer during normal business hours on reasonable advance written notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement.

           (h)           Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Servicer’s Affiliates or a third party when performing a Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 7.02, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party may enforce the PII related terms of this Section 7.02 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

           (i)           Breach.  In the event of any actual or apparent theft, unauthorized use or disclosure of any Personally Identifiable Information, the Asset Representations Reviewer will commence all reasonable efforts to investigate and correct the causes and remediate the results thereof, and as soon as practicable following discovery of any such event, provide the Transferor, BANA and the Servicer notice thereof, and such further information and assistance as may be reasonably requested.

Article VIII.

Termination

           Section 8.01.           Termination of Agreement. This Agreement will terminate, except for obligations under Sections 5.03 and 5.04, on the earlier to occur of (i) the payment in full of all outstanding Investor Certificates or (ii) the removal of the Asset Representations Reviewer pursuant to Section 6.01 or the permitted resignation of the Asset Representations Reviewer pursuant to Section 6.04 (which removal or resignation, for the avoidance of doubt, shall not take effect until the appointment of a successor Asset Representations Reviewer in accordance with Section 6.02).

Article IX.

Miscellaneous Provisions

           Section 9.01.           Amendment. (a) This Agreement may be amended by the Asset Representations Reviewer, the Transferor, BANA and the Servicer, without the consent of any of the Investor Certificateholders, (i) to comply with any change in any applicable federal or state law, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement, including the content of any Exhibit to this Agreement; provided, however, that if such action is taken after the issuance of any tranche of Notes that is registered with the Securities and Exchange Commission on Form SF-3, such action shall not, in the reasonable belief of the Transferor, as evidenced by an officer’s certificate of the Transferor delivered to BANA, the Servicer, and the MTII Trustee adversely affect in any material respect the interests of any Investor Certificateholder whose consent has not been obtained, or (ii) to correct any manifest error in the terms of this Agreement as compared to the terms expressly set forth in an applicable prospectus.

           (b)           This Agreement may also be amended from time to time by the Asset Representations Reviewer, the Transferor, BANA and the Servicer, with the consent of the Investor Certificateholders holding more than 50% of the aggregate unpaid principal amount of all outstanding Investor Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Investor Certificates.

           (c)           It shall not be necessary for the consent of Investor Certificateholders to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

           (d)           Each of the Asset Representations Reviewer, the Transferor, BANA and the Servicer may, but shall not be obligated to, execute and deliver such amendment which affects its rights, powers, duties or immunities hereunder.

           Section 9.02.           Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

If to the Asset Representations Reviewer, to:

Clayton Fixed Income Services LLC
1700 Lincoln Street, Suite 1600
Denver, CO 80203
Attn: SVP, Surveillance

With a copy to:

Clayton Fixed Income Services LLC
c/o Clayton Holdings LLC
100 Beard Sawmill Road
Shelton, CT 06484
Attn: General Counsel

If to the Transferor, to:

BA Credit Card Funding, LLC
214 North Tryon Street
Suite #21-39
Mail Code: NCI-027-21-04
Charlotte, North Carolina 28255
Attention: Joseph Lombardi

With a copy to:

Bank of America, National Association
214 North Tryon Street
Mail Code: NCI-027-20-05
Charlotte, North Carolina 29255
Attention: Greg Lumelsky

If to BANA, to:

Bank of America, National Association
1020 North French Street
Mail Code: DG5-002-02-06
Wilmington, Delaware 19884
Attention: Scott McCarthy

With a copy to:

Bank of America, National Association
214 North Tryon Street
Mail Code: NCI-027-20-05
Charlotte, North Carolina 29255
Attention: Greg Lumelsky

If to the Servicer, to:

Bank of America, National Association
1020 North French Street
Mail Code: DG5-002-02-06
Wilmington, Delaware 19884
Attention: Scott McCarthy

With a copy to:

Bank of America, National Association
214 North Tryon Street
Mail Code: NCI-027-20-05
Charlotte, North Carolina 29255
Attention: Greg Lumelsky

If to the MTII Trustee, to:

The Bank of New York Mellon
101 Barclay Street, Floor 7 West
New York, New York 10286
Attention: Corporate Trust Administration — Asset Backed Securities

           Section 9.03.           Entire Agreement; Severability Clause. This Agreement constitutes the entire agreement among the Asset Representations Reviewer, the Transferor, BANA and the Servicer. All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby.

If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

           Section 9.04.           Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

           Section 9.05.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 DEL. C. § 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b)(1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

           Section 9.06.           Relationship of the Parties.  The Asset Representations Reviewer is an independent contractor and the Asset Representations Reviewer does not hold itself out as an agent of any other party hereto.  Nothing herein contained shall create or imply an agency relationship among Asset Representations Reviewer and any other party hereto, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

           Section 9.07.           Captions. The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

           Section 9.08.           Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing, signed by the party against whom such waiver or modification is sought to be enforced.

           Section 9.09.           Assignment. This Agreement may not be assigned by the Asset Representations Reviewer except as permitted under Section 6.03 hereof.

           Section 9.10.           Benefit of This Agreement; Third-Party Beneficiaries. Except as provided in Section 7.02(h), this Agreement is for the benefit of and will be binding on the parties to this Agreement and their permitted successors and assigns. No other Person will have any right or obligation under this Agreement.

           Section 9.11.           Exhibits.  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

           Section 9.12.           Nonpetition Covenant.  To the fullest extent permitted by applicable law, notwithstanding any prior termination of this Agreement, none of the Servicer, BANA or the Asset Representations Reviewer shall, prior to the date which is one year and one day after the termination of the Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause Funding, Master Trust II, or the Note Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against Funding, Master Trust II, or the Note Issuer under any Debtor Relief Law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any of Funding, Master Trust II, or the Note Issuer, or any substantial part of its property, or ordering the winding-up or liquidation of the affairs of Funding, Master Trust II, or the Note Issuer.

In Witness Whereof, the Transferor, BANA, the Servicer and the Asset Representations Reviewer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

BA CREDIT CARD FUNDING, LLC, as Transferor

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as Servicer and in its individual capacity

By:
Name:
Title:

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:
Name:
Title:

Exhibit A

Representation (1)1

           2.04(b)(iv) On any date after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that each such Receivable is an Eligible Receivable. Each related Receivable arising after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, is conveyed by the Transferor to the Trustee free and clear of any Lien arising through or under the Transferor or any of its Affiliates (except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes) in compliance in all material respects with all Requirements of Law applicable to the Transferor.

Documents

UCC filings

Lien search results

Procedures to be Performed

i)           Each related Receivable is conveyed by the Transferor to the Trustee

a.           Locate the Lien Search.

b.           Confirm all Initial and Additional UCC filings are listed on the lien searches.

c.           Verify the Debtor is listed as Bank of America (BACCF) or appears on the list of associated entity names (see the chronological list of legal entities below).

1
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 1 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

d.           If the debtor is listed, then Test Pass.

ii)           Each related Receivable is conveyed free and clear of any Lien

a.           Locate the UCC filings.

b.           Verify that all Initial and all Additional UCC filings are listed on the lien search report.

c.           If each related Receivable is conveyed free and clear of any Lien, then Test Pass.

Representation (2)2

           (a)           The “Eligible Account” exists and is maintained by the applicable Account Owner.

Documents

Selection Reports, or successor reports, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The account is maintained by the applicable Account Owner.

a.           Locate the Selection Report.

b.           Locate the Daily Activity Report (DAR) as of the date of the addition

c.           Verify the Selection Report Principal and Finance Charge balances match the DAR balances for the Master Trust.

i.           The Selection Before Add-on report balances match the DAR prior period ending balance (PR PER END BAL) line

ii.           The Selection Add-on Only report balances match the DAR beginning balance adjustment (ADJUSTMENT) line

iii.           The Selection After Add-on report balances match the DAR beginning balance adjusted (BEG BAL ADJUST) line

d.           Confirm the Selection Report lists Bank of America as the account owner. If confirmed, then Test Pass.

2
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 2 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (3)3

           (b)           The receivables of the “Eligible Account” are payable in Dollars.

Documents

Selection Report, or successor report, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The receivables are payable in Dollars.

a.           Locate the Selection Report.

b.           Locate the Daily Activity Report (DAR) as of the date of the addition

c.           Verify the Selection Report Principal and Finance Charge balances match the DAR balances for the Master Trust.

i.           The Selection Before Add-on report balances match the DAR prior period ending balance (PR PER END BAL) line

ii.           The Selection Add-on Only report balances match the DAR beginning balance adjustment (ADJUSTMENT) line

iii.           The Selection After Add-on report balances match the DAR beginning balance adjusted (BEG BAL ADJUST) line

d.           Confirm the Selection Report shows the principal balance in US Dollars. If confirmed, then Test Pass.

3
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 3 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (4)4

           (c)           The related Obligor’s most recent billing address is located in the United States or its territories or possessions.

Documents

Selection Report, or successor report, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The obligor’s billing address is located in the United States or any of the following U.S. territories or possessions;

i.           Puerto Rico

ii.           American Samoa

iii.           Guam

iv.           N. Mariana Islands

v.           US Virgin Islands

a.           Locate the Geographic Distribution Table within Selection Report.

b.           Verify the Selection Add-on Only report balances match the Daily Activity Report beginning balance adjustment (ADJUSTMENT) line.

c.           Confirm the Geographic Distribution Table does not list any non US States or territories, or if they are listed, that the account total is 0. If confirmed, then Test Pass.

4
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 4 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (5)5

           (d)           The “Eligible Account” is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen, or lost.

Documents

Selection Report, or successor report, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The account is not classified as counterfeit, cancelled, fraudulent, stolen, or lost.

a.           Locate the Status Code Table within Selection Report.

b.           Verify the Selection Add-on Only report balances match the Daily Activity Report beginning balance adjustment (ADJUSTMENT) line

c.           Confirm the appropriate codes for counterfeit, cancelled, fraudulent, stolen, or lost are not listed on the Selection Report. If confirmed, then Test Pass.

5
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 5 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (6)6

           (e)           All of the Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts.

Documents

Selection Report, or successor report, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The account is not classified as charged off.

a.           Locate the Status Code Table within Selection Report.

b.           Verify the Selection Add-on Only report balances match the Daily Activity Report beginning balance adjustment (ADJUSTMENT) line.

c.           Confirm the appropriate code for charged off is not listed on the Selection Report. If confirmed, then Test Pass.

6
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 6 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (7)7

           (a)           The Eligible Receivable arises in an Eligible Account

Documents

Selection Report, or successor report, from February 2009 forward

Procedures to be Performed

a.           Confirm the Account is Eligible based on the results of the tests performed on Representation (1) - (6).

           If confirmed, then Test Pass.

Representation (8)8

           (b)           The Eligible Receivable was created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to such Account Owner

7
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 7 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Documents

Policies and Procedures (P&Ps) documents

Account/Receivable documents (Receivable-level)

Audit Reports

Consumer Banking Compliance Processes (business impact assessment and applicability)

Action Plans

Desktop Procedures/Job Aids

System Enhancement Logs

Procedures to be Performed

i)           The Eligible Receivable was created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner

a.           Confirm P&Ps for the origination of accounts and receivables exist and are stored from [____________] [__], 201[_] through the Review Notice Date.

b.           Review the P&Ps of the Regulatory Inventory & Change Management.

i.           Confirm the Regulatory Inventory & Change Management procedures include the following:

8
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 8 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

1.           Process for identifying new laws and regulations or changes to existing laws and regulations

2.           Business Unit Impact Assessment of the rule changes

3.           Creation of Action Plans based on Impact Assessment

4.           Implementation of Action Plans

5.           Internal Audit (as applicable)

c.           Validate that Regulatory Inventory & Change Management procedures were followed.

i.           Regulatory changes or additions made between [____________] [__], 201[_] and the Review Notice Date will be in scope. The ARR will select one material regulatory change or addition at random from each calendar year between November 2015 and the Review Notice Date (the “Selection”). If no material regulatory changes impacting Credit Card were made during the Review period, proceed to step (v).

ii.           Review the Selection of historical change reports from the Inventory of Rules and Standards database. Identify changes to regulations related to the origination of accounts and receivables. Review input and output results for each step of the Consumer Banking RCM Process and ensure changes properly addressed by the line of business and support partners.

iii.           Review the Impact Analysis created for each regulatory change or addition in the Selection. Determine that the Impact Analysis was completed and that a conclusion was documented. If the conclusion was that no changes were necessary, proceed to step (v).

iv.           Validate that action plans were created and completed for any changes identified by the Impact Analysis prior to the implementation date of the new laws and regulations or changes to existing laws and regulations.

v.           Review audits of the Consumer Banking Compliance Process. Ensure any findings related to the origination of accounts and receivables were addressed and corrective action plans were deemed complete.

vi.           Perform interviews, as needed, with Bank of America employees to address any missing information form the subtests above or regarding any areas that need clarification.

d.           Confirm that the updated P&Ps were cascaded to each relevant line of business and made available to any employee seeking the information

i.           Review distribution log for P&Ps and desktop procedures. Ensure that all updated P&Ps and/or desktop procedures and the distribution of such to the applicable parties were completed prior to the effective compliance date of the regulatory change.

ii)           The Eligible Receivable was created pursuant to the terms of a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to such Account Owner

a.           Verify that contract forms were updated, approved, and were distributed according to policy prior to the implementation date of the new laws and regulations or changes to existing laws and regulations.

iii)           If the documentation provided indicates that the Regulatory Inventory and Change Management procedures were followed, then Test Pass

Representation (9)9

           (c)           All consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective

Documents

Federal Bank Charter

Delaware and/or North Carolina Articles of Incorporation (as applicable)

Procedures to be Performed

i)           The Account Owner has all consents, licenses, approvals and authorizations required

a.           Locate the Operating Certificates.

b.           Conduct an interview with the appropriate Bank of America employees regarding the outcome of any recent audits or reviews conducted by a governmental or regulatory authority.

c.           Confirm no governmental or regulatory authority has taken any action against Bank of America that would prevent it from executing, delivering or performing its obligations under its Credit Card Agreements, or that any such action has been resolved in a manner that would not prevent Bank of America from executing, delivering or performing its obligations under its Credit Card Agreements.

d.           Review all applicable licenses and charters maintained by Bank of America.

e.           Confirm no evidence exists that any consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for Bank of America to execute, deliver and perform its obligations under its Credit Card Agreements have expired or have been revoked.

ii)           If the above tests are confirmed, then Test Pass.

9
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 9 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (10)10

           (d)           Immediately prior to it being transferred to the Trustee, the Transferor has good and marketable title to the receivable free and clear of all Liens arising through or under the Transferor or any of its Affiliates, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes

Documents

UCC filings

Lien search results

Procedures to be Performed (proposed)

ii)           Each related Receivable is conveyed by the Transferor to the Trustee

a.           Locate the Lien search results

b.           Confirm all Initial and Additional UCC filings are listed on the lien search results.

c.           Verify the Debtor is listed as Bank of America (BACCF) or appears on the list of associated entity names (see the chronological list of legal entities below).

10
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 10 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

d.           If the above tests are confirmed, then Test Pass.

iii)           Each related Receivable is conveyed free and clear of any Lien

a.           Locate the UCC filing.

b.           Verify that all Initial and all Additional UCC filings are listed on the lien search results.

c.           If the above tests are confirmed, then Test Pass.

Representation (11)11

           (e)           The Eligible Receivable is the legal, valid, and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principles of equity

Documents

Policies and Procedures (P&Ps) documents

Daily Activity Reports, or successor reports, from February 2009 forward

Audit Reports

Procedures to be Performed

i)           The receivable is a legal, valid and binding payment obligation

a.           Confirm P&Ps for the review and revision of contract terms exist and are stored from [___________] [__], 201[_] through the Review Notice Date.

b.           Review the P&Ps related to review and revision of contract terms

i.           Confirm the procedures include the following:

1.           Process for providing obligor with changes of terms

2.           Process for documenting the notification was sent to the obligor and the terms that changed

3.           Process for confirming that, where appropriate, terms were not adjusted if the obligor was offered optional terms and followed the appropriate procedures to opt out of the changes.

c.           Validate that procedures were followed.

11
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 11 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

i.           Review internal audit findings related to change in terms and notification of change in terms.

ii.           If findings existed, confirm a remediation plan was put in place to address the findings and the plan was completed.

iii.           Once the plan was completed, confirm subsequent internal audit findings related to changes in terms were not related to the root cause addressed in the previously completed remediation plan.

ii)           If the above tests are confirmed, then Test Pass.

Representation (12)12

           (f)           The receivable is an “account” under Article 9 of the Delaware UCC.

Documents

Selection Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           Verify that the receivable is a right to payment of a monetary obligation, whether or not earned by performance, arising out of the use of a credit or charge card or information contained on or for use with the card, as described under Article 9-102 of the Delaware UCC.

a.           Review the selection report and confirm that the related account is coded as credit card account

b.           If the related account is coded as a credit card account, then Test Pass.

12
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 12 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Schedule 1 to Exhibit A
POOLING AND SERVICING AGREEMENT REPRESENTATIONS AND WARRANTIES

Pooling and Servicing Agreement.

Section 2.04(b)(i) Each Receivable is an Eligible Receivable as of the Cut Off Date or the Addition Date, as applicable.

Section 2.04(b)(iv) On each day on which any new Receivable is created, the Seller shall be deemed to represent and warrant to the Trust that (A) each Receivable created on such day is an Eligible Receivable.

Amended and Restated Pooling and Servicing Agreement.

Section 2.04(b)(i) Each Receivable is an Eligible Receivable as of the Cut Off Date or the Addition Date, as applicable.

Section 2.04(b)(iv) On each day on which any new Receivable is created, the Seller shall be deemed to represent and warrant to the Trust that (A) each Receivable created on such day is an Eligible Receivable.

Second Amended and Restated Pooling and Servicing Agreement.

Section 2.04(b)(i) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 2.04(b)(iv) On any date after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that each such Receivable is an Eligible Receivable. Each related Receivable arising after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, is conveyed by the Transferor to the Trustee free and clear of any Lien arising through or under the Transferor or any of its Affiliates (except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceeding and has set aside adequate reserves for those contested taxes) in compliance in all material respects with all Requirements of Law applicable to the Transferor.

Third Amended and Restated Pooling and Servicing Agreement.

Section 2.04(b)(i) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 2.04(b)(iv) On any date after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that each such Receivable is an Eligible Receivable. Each
Sch 1-1

Schedule 1 to Exhibit A

related Receivable arising after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, is conveyed by the Transferor to the Trustee free and clear of any Lien arising through or under the Transferor or any of its Affiliates (except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceeding and has set aside adequate reserves for those contested taxes) in compliance in all material respects with all Requirements of Law applicable to the Transferor.

Fourth Amended and Restated Pooling and Servicing Agreement.

Section 2.04(b) (i) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 2.04(b)(iv) On any date after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that each such Receivables is an Eligible Receivable. Each related Receivable arising after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, is conveyed by the Transferor to the Trustee free and clear of any Lien arising through or under the Transferor or any of its Affiliates (except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes) in compliance in all material respects with all Requirements of Law applicable to the Transferor.

RECEIVABLES PURCHASE AGREEMENT REPRESENTATIONS AND WARRANTIES

Receivables Purchase Agreement

Section 4.02(a)(x) As of the date of its designation under the Prior PSA, in the case of any Initial Account, or as of the related Addition Date, in the case of any Additional Account, the related Account is an Eligible Account.

Section 4.02(a)(xi) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 4.02(a)(xii) On any date after the Closing Date (10/20/2006), in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that Receivable is an Eligible Receivable.

Amended and Restated Receivables Purchase Agreement

Section 4.02(a)(x) As of the date of its designation under the Amended and Restated Pooling and Servicing Agreement, in the case of any Initial Account, or as of the related
Sch 1-2

Schedule 1 to Exhibit A
Addition Date, in the case of any Additional Account, the related Account is an Eligible Account.

Section 4.02(a)(xi) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 4.02(a)(xii) On any date after the Closing Date (10/20/2006), in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that Receivable is an Eligible Receivable.

Second Amended and Restated Receivables Purchase Agreement

Section 4.02(a)(x) As of the date of its designation under the Pooling and Servicing Agreement, in the case of any Initial Account, or as of the related Addition Date, in the case of any Additional Account, the related Account is an Eligible Account.

Section 4.02(a)(xi) As of (1) the Closing Date, in the case of the Initial Accounts, each Receivable arising in that Account on the Closing Date is an Eligible Receivable and (2) the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 4.02(a)(xii) On any date after the Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that Receivable is an Eligible Receivable.

Sch 1-3

Schedule 2 to Exhibit A

POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (a)

Pooling and Servicing Agreement.

           (a)           which is in existence and maintained with the Seller;

Amended and Restated Pooling and Servicing Agreement.

           (a)           which is in existence and maintained with the Seller;

Second Amended and Restated Pooling and Servicing Agreement.

           (a)           it exists and is maintained by the Account Owner;

Third Amended and Restated Pooling and Servicing Agreement.

           (a)           it exists and is maintained by the applicable Account Owner;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (a)           it exists and is maintained by the applicable Account Owner;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (a)

Receivables Purchase Agreement

           (a)           it exists and is maintained by FIA;

Amended and Restated Receivables Purchase Agreement

           (a)           it exists and is maintained by the applicable Account Owner;

Second Amended and Restated Receivables Purchase Agreement

           (a)           it exists and is maintained by the applicable Account Owner;

Sch 2-1

Schedule 3 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (b)

Pooling and Servicing Agreement.

           (b)           which is payable in Dollars;

Amended and Restated Pooling and Servicing Agreement.

           (b)           which is payable in Dollars;

Second Amended and Restated Pooling and Servicing Agreement.

           (b)           its Receivable are payable in Dollars;

Third Amended and Restated Pooling and Servicing Agreement.

           (b)           its Receivable are payable in Dollars;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (b)           its Receivable are payable in Dollars;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (b)

Receivables Purchase Agreement

           (b)           its Receivables are payable in United States dollars;

Amended and Restated Receivables Purchase Agreement

           (b)           its Receivables are payable in United States dollars;

Second Amended and Restated Receivables Purchase Agreement

           (b)           its Receivables are payable in United States dollars;

Sch 3-1

Schedule 4 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (c)

Pooling and Servicing Agreement.

           (c)           the Obligor on which has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions;

Amended and Restated Pooling and Servicing Agreement.

           (c)           the Obligor on which has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions;

Second Amended and Restated Pooling and Servicing Agreement.

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Third Amended and Restated Pooling and Servicing Agreement.

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (c)

Receivables Purchase Agreement

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Amended and Restated Receivables Purchase Agreement

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Sch 4-1

Schedule 4 to Exhibit A
Second Amended and Restated Receivables Purchase Agreement

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Sch 4-2

Schedule 5 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (d)

Pooling and Servicing Agreement.

           (d)           which the Seller has not classified on its electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Amended and Restated Pooling and Servicing Agreement.

           (d)           which the Seller has not classified on its electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Second Amended and Restated Pooling and Servicing Agreement.

           (d)           it is not classified on the Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Third Amended and Restated Pooling and Servicing Agreement.

           (d)           it is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (d)           it is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (d)

Receivables Purchase Agreement

           (d)           it is not classified on FIA’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Amended and Restated Receivables Purchase Agreement

           (d)           it is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Sch 5-1

Schedule 5 to Exhibit A
Second Amended and Restated Receivables Purchase Agreement

           (d)           it is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Sch 5-2

Schedule 6 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (e)

Pooling and Servicing Agreement.

           (e)           which the Seller has not charged off in its customary and usual manner for charging off such Accounts as of the cut Off Date (or, with respect to Additional Accounts, as of the relevant Addition Date);

Amended and Restated Pooling and Servicing Agreement.

           (e)           which the Seller has not charged off in its customary and usual manner for charging off such Accounts as of the Cut Off Date (or, with respect to Additional Accounts, as of the relevant Addition Date);

Second Amended and Restated Pooling and Servicing Agreement.

           (e)           all of its Receivables have not been charged off as uncollectible under the Account Owner’s customary and usual procedures for servicing credit card accounts;

Third Amended and Restated Pooling and Servicing Agreement.

           (e)           all of its Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (e)           all of its Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (e)

Receivables Purchase Agreement

           (e)           all of its Receivables have not been charged off as uncollectible under FIA’s customary and usual procedures for servicing credit card accounts;

Amended and Restated Receivables Purchase Agreement

           (e)           all of its Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts;

Sch 6-1

Schedule 6 to Exhibit A
Second Amended and Restated Receivables Purchase Agreement

           (e)           all of its Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts;

Sch 6-2

Schedule 7 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (a)

Pooling and Servicing Agreement.

           (a)           which has arisen under an Eligible Account (in the case of Accounts conveyed to the Trust on the Initial Closing Date and in the case of Additional Accounts);

Amended and Restated Pooling and Servicing Agreement.

           (a)           which has arisen under an Eligible Account (in the case of Accounts conveyed to the Trust on the Initial Closing Date and in the case of Additional Accounts);

Second Amended and Restated Pooling and Servicing Agreement.

           (a)           it arises in an Eligible Account;

Third Amended and Restated Pooling and Servicing Agreement.

           (a)           it arises in an Eligible Account;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (a)           it arises in an Eligible Account;

RECEIVABLE PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (a)

Receivables Purchase Agreement

           (a)           it arises in an Eligible Account;

Amended and Restated Receivables Purchase Agreement

           (a)           it arises in an Eligible Account;

Second Amended and Restated Receivables Purchase Agreement

           (a)           it arises in an Eligible Account;

Sch 7-1

Schedule 8 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (b)

Pooling and Servicing Agreement.

           (b)           which was created in compliance, in all material respects, with all Requirements of Law applicable to the Seller and pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of Law applicable to the Seller;

Amended and Restated Pooling and Servicing Agreement.

           (b)           which was created in compliance, in all material respects, with all Requirements of Law applicable to the Seller and pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of Law applicable to the Seller;

Second Amended and Restated Pooling and Servicing Agreement.

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the Account Owner, and it is created under a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to the Account Owner;

Third Amended and Restated Pooling and Servicing Agreement.

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to the Account Owner;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to such Account Owner;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (b)

Receivables Purchase Agreement

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to FIA, and it is created under a Credit Card Agreement that complies in all material respects, with all Requirement of Law applicable to FIA;

Sch 8-1

Schedule 8 to Exhibit A
Amended and Restated Receivables Purchase Agreement

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies in all material respects, with all Requirement of Law applicable to the applicable Account Owner;

Second Amended and Restated Receivables Purchase Agreement

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies in all material respects, with all Requirement of Law applicable to the applicable Account Owner;

Sch 8-2

Schedule 9 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (c)

Pooling and Servicing Agreement.

           (c)           with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation of such Receivable or the execution delivery and performance by the Seller of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

Amended and Restated Pooling and Servicing Agreement.

           (c)           with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation of such Receivable or the execution delivery and performance by the Seller of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

Second Amended and Restated Pooling and Servicing Agreement.

           (c)           all consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the Account Owner and are fully effective;

Third Amended and Restated Pooling and Servicing Agreement.

           (c)           all consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (c)           all consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective;

Sch 9-1

Schedule 9 to Exhibit A
RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (c)

Receivables Purchase Agreement

           (c)           all consents, licenses, approvals, or authorization of, or registrations or declarations with any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by FIA and are fully effective;

Amended and Restated Receivables Purchase Agreement

           (c)           all consents, licenses, approvals, or authorization of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective;

Second Amended and Restated Receivables Purchase Agreement

           (c)           all consents, licenses, approvals, or authorization of, or registrations or declarations with any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective;

Sch 9-2

Schedule 10 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (d)

Pooling and Servicing Agreement.

           (d)           as to which, at the time of and at all times after the creation of such Receivable, the Seller or the Trust had good and marketable title thereto, free and clear of all Liens arising under or through the Seller or any of its Affiliates (other than Liens permitted pursuant to subsection 2.05(b));

Amended and Restated Pooling and Servicing Agreement.

           (d)           as to which, at the time of and at all times after the creation of such Receivable, the Seller or the Trust had good and marketable title thereto, free and clear of all Liens arising under or through the Seller or any of its Affiliates (other than Liens permitted pursuant to subsection 2.05(b));

Second Amended and Restated Pooling and Servicing Agreement.

           (d)           immediately prior to it being transferred to the Trustee, the Transferor has good and marketable title to it free and clear of all Liens arising through or under the Transferor or any of its Affiliates, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Third Amended and Restated Pooling and Servicing Agreement.

           (d)           immediately prior to it being transferred to the Trustee, the Transferor has good and marketable title to it free and clear of all Liens arising through or under the Transferor or any of its Affiliates, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (d)           immediately prior to it being transferred to the Trustee, the Transferor has good and marketable title to it free and clear of all Liens arising through or under the Transferor or any of its Affiliates, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Sch 10-1

Schedule 10 to Exhibit A
RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (d)

Receivables Purchase Agreement

           (d)           immediately prior to it being sold to Funding, BACCS has good and marketable title to it free and clear of all Liens arising through or under BACCS or any of its Affiliates other than Funding, except for any Lien for municipal or other local taxes if those taxes are currently not due or if FIA or BACCS is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Amended and Restated Receivables Purchase Agreement

           (d)           immediately prior to it being sold to Funding, BACCS has good and marketable title to it free and clear of all Liens arising through or under BACCS or any of its Affiliates other than Funding, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner or BACCS is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Second Amended and Restated Receivables Purchase Agreement

           (d)           immediately prior to it being sold to Funding, BACCS has good and marketable title to it free and clear of all Liens arising through or under BACCS or any of its Affiliates other than Funding, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner or BACCS is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Sch 10-2

Schedule 11 to Exhibit A
POOLING AND SERVICING AGREEMENT-- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (e)

Pooling and Servicing Agreement.

           (e)           which is the legal, valid and binding payment obligations of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditor’s rights in general and except as such enforceability may be limited by general principals of equity (whether considered in a suit at law or in equity);

Amended and Restated Pooling and Servicing Agreement.

           (e)           which is the legal, valid and binding payment obligations of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principals of equity (whether considered in a suit at law or in equity);

Second Amended and Restated Pooling and Servicing Agreement.

           (e)           it is the legal, valid, and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Third Amended and Restated Pooling and Servicing Agreement.

           (e)           it is the legal, valid, and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (e)           it is the legal, valid, and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principles of equity;

Sch 11-1

Schedule 11 to Exhibit A
RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (e)

Receivables Purchase Agreement

           (e)           it is the legal, valid and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Amended and Restated Receivables Purchase Agreement

           (e)           it is the legal, valid and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Second Amended and Restated Receivables Purchase Agreement

           (e)           it is the legal, valid and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Sch 11-2

Schedule 12 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (f)

Pooling and Servicing Agreement.

           (f)           which constitutes and “account” under and as defined in Article 9 of the UCC as then in effect in the State of Delaware;

Amended and Restated Pooling and Servicing Agreement.

           (f)           which constitutes and “account” under and as defined in Article 9 of the UCC as then in effect in the State of Delaware;

Second Amended and Restated Pooling and Servicing Agreement.

           (f)           it is an account under Article 9 of the Delaware UCC;

Third Amended and Restated Pooling and Servicing Agreement.

           (f)           it is an account under Article 9 of the Delaware UCC;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (f)           it is an account under Article 9 of the Delaware UCC;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (f)

Receivables Purchase Agreement

           (f)           it is an account under Article 9 of the Delaware UCC;

Amended and Restated Receivables Purchase Agreement

           (f)           it is an account under Article 9 of the Delaware UCC;

Second Amended and Restated Receivables Purchase Agreement

           (f)           it is an account under Article 9 of the Delaware UCC;

Sch 12-1